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EXHIBIT 10.47

ROSWELL PROPERTY, LLC
9500 Toledo Way, Irvine, Calif. 92618


OFFICE LEASE AGREEMENT

This Lease Agreement is made effective this date, April 20, 2001, by and between ROSWELL PROPERTY LLC, 9500 Toledo Way, Irvine, Calif. 92618, hereafter called LESSOR, and HOMEACCESS MICROWEB, INC., 9500 Toledo Way, Irvine, Calif. 92618, hereafter called LESSEE.

WITNESSETH:
That the said LESSOR hereby leases and demises unto the said LESSEE the following described premises: 9500 TOLEDO WAY, IRVINE, CALIF. 92618, for a said lease term of month to month, beginning on 4/1/2001.

The said LESSEE shall pay to the LESSOR the monthly rent of $_17,784.90____ (total including percentage of common areas = 8469 sq ft @ $2.10) being due on the First day of each month, which said sum has been paid and acknowledged herein, and the remaining payments as follows:

1. The LESSEE hereby covenants with the LESSOR that the LESSEE will pay the rent herein. Said rent includes all utilities and normal building maintenance. When in unfortunate circumstances, such as a power crisis, water shortage, etc. Lessee agrees to pay their percentage of the additional cost. Should said rent or additional charges herein provided for at any time remain due and unpaid for a period of ten days after the same shall have become due, the said LESSOR may at LESSOR'S option, consider the said LESSEE a tenant at sufferance and immediately re-enter upon the premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may be immediately collected by distress or otherwise. The LESSEE will not use or permit the premises to be used for any illegal or improper purposes, nor permit the disturbance, noise or annoyance whatsoever, detrimental to the premises or to the comfort of the other habitants of said building or its neighbors; and will not sublet or assign this lease nor any part thereof without the written consent of the LESSOR.

2. The LESSEE will keep the interior or the premises, and all windows, doors, fixtures, interior walls, pipes, and other appurtenances, in good and substantial repair and in clean condition, damage by fire or storm excepted; and will exercise all reasonable care in the use of halls, stairs, bathrooms, closets, and other fixtures and parts of the premises used in common with other tenants in said building which may be necessary for the preservation of the property and the comfort of the other tenants; and will also permit the LESSOR or LESSOR'S agents or employees, at all reasonable times, to enter into the premises and inspect the conditions thereof, and make such repairs as may be necessary; and will at the expiration of said term, without demand, quietly and peaceably deliver up the possession of the said premises in good state and condition, damage or destruction by fire or storm excepted.

3. The LESSOR hereby covenants with the LESSEE upon the performance by the LESSEE of the covenants hereinbefore set forth, that the LESSOR will, during the continuance of said term, keep all the external parts of the premises in good repair; that in case the said building and premises or any part thereof, shall at any time be destroyed or so damaged by fire or storm as to render same unfit for occupation or use, said LESSOR shall have the option to terminate this Lease, or to repair and rebuild the premises refunding the rents hereby reserved, or a fair and just portion thereof, according to the damage sustained, until the said premises are repaired and fit for occupancy and use; and that the LESSEE may quietly hold and enjoy the premises without any interruption by the LESSOR or any person claiming under the LESSOR.

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4. The LESSEE hereby pledges and assigns to the LESSOR all furniture, fixtures, goods and chattels of the LESSEE on the premises, as security for the payment of the rent reserved herein and the LESSEE agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the LESSOR; and said LESSEE hereby waives all rights of homestead or exemption in said furniture, fixtures, goods and chattels to which the LESSEE may be entitled under the Constitution and laws of this State; and in case of the failure of the LESSEE to pay the or other charges herein reserved when due, and same is collected by suit or through an attorney, the LESSEE agrees to pay the LESSOR reasonable attorney's fees, together with all costs incurred. This lease shall bind the LESSOR and the LESSEE and their respective heirs, assigns, administrators, legal representatives and executors.

5. The parties hereto waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Orange County, State of California. No action hereunder may be commenced if more than one year after the cause of action giving rise thereto has elapsed.

6. LESSEE agrees to pay a Security Deposit of [none] to secure LESSEE'S pledge of full compliance with the terms of this agreement, NOTE: SECURITY DEPOSIT MAY NOT BE USED TO PAY RENT UNDER ANY CIRCUMSTANCES! Any damage not previously reported will be repaired at LESSEE'S expense with funds other than Security Deposit.

7. Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

8. To the extent cognizable at law, the parties hereto, in the event of breach and in addition to any and all other remedies available thereto, may obtain injunctive relief, regardless of whether the injured party can demonstrate that no adequate remedy exists at law.


Signed this  date: May 1, 2001
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                        /s/ Stacie Gaut
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                           LESSOR

                       /s/ Glenn S. Koach
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                           LESSEE

In the presence of:
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/s/ Amy Cummins  May 1, 2001
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            Witness                                 Witness

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